UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OF 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	April 26, 2013

SBM Certificate Company
(Exact Name of Registrant as Specified in Charter)
Maryland	811-6268	52-2250397
(State of Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
14805 Village Gate Drive Silver Spring, MD		20906
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: 703-584-2042

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[__]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[__]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[__]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act          (17 CFR 240.14d-2(b))

[__]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act             (17 CFR 240.13e-4(c))

Item 1.03 Bankruptcy or Receivership.

On April 26, 2013, SBM Certificate Company (the “Registrant”), SBM Investment Certificates, Inc. (together, “SBM”) and SBM Financial, LLC (collectively, the “Debtors”) filed voluntary petitions in U.S. Bankruptcy Court for the District of Maryland (the “Bankruptcy Court”) seeking reorganization relief under the provisions of chapter 11 of the Bankruptcy Code.  The Debtors have requested that the cases be jointly administered under Case No 13-17282 (TJC)(collectively the “Cases”).

The Debtors continue to operate their businesses as debtors-in-possession under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Bankruptcy Court.

A copy of the press release dated May 3, 2013 announcing the bankruptcy filing is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 5.02 Election of Director

On April 26, 2013, P. Brady Hayden, the Company’s Acting Chief Financial and Accounting Officer, was elected a Director of SBM.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned hereunto duly authorized.

SBM Certificate Company

            (Registrant)

Date:

May 3, 2013

By:  /s/ Eric M. Westbury

     Eric M. Westbury

     Chief Executive Officer